CUSIP NO: 591142104

                             AMENDMENT NO.2 TO THE
                           STATEMENT ON SCHEDULE 13D
                             METALCLAD CORPORATION




ITEM 1.   SECURITY AND ISSUER


     This Statement relates to the Common Stock, par value US$0.10 per share (the "Common Stock") of Metalclad Corporation (the "Issuer") whose principal executive offices are located at 3737 Birch Street, Suite 300, Newport Beach, CA 92660, USA.


ITEM 2.   IDENTITY AND BACKGROUND


     This Amendment No.2 to Statement on Schedule 13D (the "Amendment") is filed with respect to an Event on 30th April, 1997, when a calculation error came to light, amends the Statement on Schedule 13D filed with respect to an Event on September 29, 1994 and Amendment No.1 filed with respect to an Event on February 29, 1996 (collectively the "Statement") and is filed by Herbert Lee Oakes, Jr. who pursuant to 13(d)(3) of the Securities Exchange Act of 1934, as amended, is deemed to be the ultimate beneficial owner of all of the Common Stock of the Issuer owned by all of the following persons who are a group.


(a)  Oakes, Fitzwilliams & Co. Limited
     ---------------------------------


     Oakes, Fitzwilliams & Co. Limited is incorporated under the laws of England. The principal business of Oakes, Fitzwilliams & Co. Limited is to act as investment advisor and stockbroker. The address of its principal business and its principal office is:

                     Byron House
                     7- 9 St James's Street
                     London SW1A 1EE
                     England

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                      PAGE 1 OF 7 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      OAKES, FITZWILLIAMS & CO. LIMITED
      NO S.S. OR I.R.S IDENTIFICATION NUMBER
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      WC
------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6    ENGLAND

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7    NONE
     NUMBER OF

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8    NONE

     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9    108,500
    REPORTING

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10   NONE

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      108,500
------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      0.35%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      CO
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                      PAGE 2 OF 7 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      OAKES, FITZWILLIAMS EXECUTIVE DEATH BENEFIT &
      RETIREMENT SCHEME NO.2
      NO S.S. OR I.R.S. IDENTIFICATION NUMBER

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4    WC

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6    ENGLAND

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7    25,000
     NUMBER OF

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8    NONE

     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9    100,000
    REPORTING

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10   NONE

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      100,000

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      0.32%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      EP
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                      PAGE 3 OF 7 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      OAKTREE PRODUCTIONS N.V.
      NO S.S. OR I.R.S. IDENTIFICATION NUMBER
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4    WC

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6    NETHERLANDS

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7    NONE
     NUMBER OF

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8    NONE

     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9    NONE
    REPORTING

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10   NONE

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      NONE

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      0.0%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      CO
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                      PAGE 4 OF 7 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      PURBROOK CORPORATION
      NO S.S. OR I.R.S IDENTIFICATION NUMBER
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4    WC

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6    PANAMA

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7    NONE
     NUMBER OF

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8    NONE

     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9    680,000
    REPORTING

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10   NONE

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      680,000

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      2.18%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      CO
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                      PAGE 5 OF 7 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      OAKES, FITZWILLIAMS & CO. S.A.
      NO S.S. OR I.R.S. IDENTIFICATION NUMBER
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4    WC

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      PANAMA
------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7    NONE
     NUMBER OF

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8    NONE

     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9    1,182,135
    REPORTING

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10   NONE

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      1,182,135

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13    3.79%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      CO
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                       PAGE 6  OF 7 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      OAKES, FITZWILLIAMS & CO. L.P.
      I.R.S IDENTIFICATION NUMBER: 13-3772108
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4    WC

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6    DELAWARE

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7    NONE
     NUMBER OF

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8    NONE

     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9    NONE
    REPORTING

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10   NONE

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      NONE

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      0.0%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      PN
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                      PAGE 7 OF 7 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      HERBERT LEE OAKES, JR.
      S.S. NUMBER:408 709 755
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4    WC

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6    UNITED STATES OF AMERICA

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7    25,000 OF WHICH 25,000 ARE HELD BY REPORTING
     NUMBER OF            PERSONS ON PAGES 2 THROUGH 7

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8    NONE

     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9    2,070,635 OF WHICH 2,070,635 ARE HELD BY REPORTING
    REPORTING             PERSONS ON PAGES 2 THOROUGH 7

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10   NONE

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      2,070,635 OF WHICH 2,070,635 ARE HELD BY REPORTING
      PERSONS ON PAGES 2 THROUGH 7
------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      6.64%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      IN
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

CUSIP NO: 591142104

     The names, titles, citizenship and business addresses of the directors and executive officers of Oakes, Fitzwilliams & Co. Limited are set out below:


     Name & Position               Citizenship         Business Address
     ---------------               -----------         ----------------

     Herbert Lee Oakes, Jr         United States       Byron House
     Director and Secretary                            7-9 St James's Street
                                                       London SW1 1EE
                                                       England

     Duncan Fitzwilliams           United Kingdom      Byron House
     Director                                          7-9 St James's Street
                                                       London SW1 1EE
                                                       England

     Robert Bunker                 United Kingdom      Byron House
     Director                                          7-9 St James's Street
                                                       London SW1 1EE
                                                       England

     Robert Mackenzie              United Kingdom      Byron House
     Director                                          7-9 St James's Street
                                                       London SW1 1EE
                                                       England

     There are no other executive officers or directors of Oakes, Fitzwilliams & Co. Limited.

     During the last five years, neither Oakes, Fitzwilliams & Co. Limited nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams & Co. Limited nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

CUSIP NO: 591142104

(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement
     --------------------------------------------------------
     Scheme No. Two
     --------------


     Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two is a self administered pension scheme established under and governed by English law. The sole beneficiary of scheme No. Two is Herbert Lee Oakes, Jr.


     The address of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two is


               c/o Oakes, Fitzwilliams & Co. Limited
               Byron House
               7- 9 St James's Street
               London SW1A 1EE
               England


     The names, titles, citizenship and business addresses of the trustees of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two are set out below:


     Name                     Citizenship              Business Address
     ----                     -----------              ----------------

     Herbert Lee Oakes, Jr    United States            Byron House
                                                       7-9 St James's Street
                                                       London SW1 1EE
                                                       England

     Duncan Fitzwilliams      United Kingdom           Byron House
                                                       7-9 St James's Street
                                                       London SW1 1EE
                                                       England

     Scottish Equitable       United Kingdom           90 Long Acre
      Trustees Ltd                                     London WC2E 9RA

CUSIP NO: 591142104

     There are no other trustees of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two.


     During the last five years, neither Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two nor any of its trustees has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two nor any of its trustees has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(c)  Oaktree Productions N.V.
     ------------------------


     Oaktree Productions N.V. is incorporated under the laws of the Netherlands Antilles. The principal business of Oaktree Productions N.V. is to act as a holding and investment company. The address of its principal business and its principal office is:


               De Ruyterkade 62
               Willemstad
               Curacao
               Netherlands Antilles


     The names, titles, citizenship and business addresses of the directors and executive officers of Oaktree Productions N.V. are set out below:


     Name & Position               Citizenship         Business Address
     ---------------               -----------         ----------------


     Herbert Lee Oakes, Jr         United States       Byron House
     Director                                          7-9 St James's Street
                                                       London SW1 1EE
                                                       England

CUSIP NO: 591142104

     Edgar Aronson                 United States       Suite 512
     Director                                          551 Fifth Avenue
                                                       New York, NY 10176
                                                       United States

     Curacao International         Netherlands         De Ruyterkade 62
       Trust Company N.V.          Antilles            Willemstad
     Director                                          Curacao
                                                       Netherlands Antilles


     There are no other executive officers or directors of Oaktree Productions N.V.


     During the last five years, neither Oaktree Productions N.V. nor any of its directors or officers has been convicted in any criminal proceeding.
     During the last five years, neither Oaktree Productions N.V. nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(d)  Purbrook Corporation
     --------------------


     Purbrook Corporation is incorporated under the laws of Panama. The principal business of Purbrook Corporation is to act as an investment company. The address of its principal business and its principal office is:


               P.O. Box 029
               Panama 5
               Republic of Panama

CUSIP NO: 591142104

     The names, titles, citizenship and business addresses of the directors and executive officers of Oaktree Productions N.V. are set out below:


     Name & Position               Citizenship         Business Address
     ---------------               -----------         ----------------

     Herbert Lee Oakes, Jr         United States       Byron House
     Director                                          7-9 St James's Street
                                                       London SW1 1EE
                                                       England


     C. Edmonds Allen              United States       Compass International
     Director                                          405 East 54th Street
                                                       New York, NY 10022
                                                       United States

     Edgar Aronson                 United States       Suite 512
     Director                                          551 Fifth Avenue
                                                       New York, NY 10176
                                                       United States


     There are no other executive officers or directors of Purbook Corporation.


     During the last five years, neither Purbook Corporation nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Purbook Corporation nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

CUSIP NO: 591142104

(e)  Oakes, Fitzwilliams & Co S.A.
     -----------------------------


     Oakes, Fitzwilliams & Co S.A. is incorporated under the laws of Panama. The principal business of Oakes, Fitzwilliams & Co S.A. is investment banking and stockbroking. The address of its principal business and its principal office is:


               P.O. Box 029
               Panama 5
               Republic of Panama


     The names, titles, citizenship and business addresses of the directors and executive officers of Oakes, Fitzwilliams & Co S.A. are set out below:

     Name & Position          Citizenship         Business Address
     ---------------          -----------         ----------------
     Herbert Lee Oakes, Jr    United States       Byron House
     Director and President                       7-9 St James's Street
                                                  London SW1 1EE
                                                  England

     Herbert Lee Oakes, Sr    United States       33 Stonedge Village
     Director                                     Lookout Mountain
                                                  Tennessee 37350
                                                  United States

     Edgar Aronson            United States       Suite 512
     Director, Secretary                          551 Fifth Avenue
     and Treasurer                                New York, NY 10176
                                                  United States


     There are no other executive officers or directors of Oakes, Fitzwilliams & Co S.A.

CUSIP NO: 591142104

     During the last five years, neither Oakes, Fitzwilliams & Co S.A. nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams & Co S.A. nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(f)  Oakes, Fitzwilliams & Co L.P.
     -----------------------------


     Oakes, Fitzwilliams & Co L.P. is a limited partnership organised under the laws of Delaware, United States of America. Its General Partner is Oakes, Fitzwilliams & Co. Inc., which is incorporated under the laws of Delaware, United States of America. The principal business of Oakes, Fitzwilliams & Co L.P. is investment banking and stockbroking. The address of its principal business and its principal office of its General Partner is:

               909 Third Avenue
               9th Floor
               New York, NY 10022
               United States


     The names, titles, citizenship and business addresses of the directors and executive officers of Oakes, Fitzwilliams & Co. Inc. are set out below:

     Name & Position          Citizenship         Business Address
     ---------------          -----------         ----------------
     Herbert Lee Oakes, Jr    United States       Byron House
     Director and President                       7-9 St James's Street
                                                  London SW1 1EE
                                                  England

CUSIP NO: 591142104

     James Gellert            United States       909 Third Avenue
     Director and                                 9th Floor
     Vice President                               New York, NY 10022
                                                  United States

     Edgar Aronson            United States       Suite 512
     Director, Secretary                          551 Fifth Avenue
     and Treasurer                                New York, NY 10176
                                                  United States


     There are no other executive officers or directors of Oakes, Fitzwilliams & Co L.P.

     During the last five years, neither Oakes, Fitzwilliams & Co L.P. nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams & Co L.P. nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(g)  Herbert Lee Oakes, Jr.
     ----------------------


     Herbert Lee Oakes, Jr. is a citizen of the United States of America resident in the United Kingdom of Great Britain and Northern Ireland at the following address:


               13 Gerald Road
               London SW1W 9EH
               England


     Herbert Lee Oakes, Jr. is a director of Oakes, Fitzwilliams & Co. Limited, Oaktree Productions N.V., Purbrook Corporation and Oakes, Fitzwilliams & Co. S.A.

CUSIP NO: 591142104

     During the last five years, Herbert Lee Oakes, Jr. has not been convicted in any criminal proceeding. During the last five years, Herbert Lee Oakes, Jr. has not been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


Item 3.   Source and Amount of Funds or Other Consideration

(a)  Oakes, Fitzwilliams & Co Limited
     --------------------------------


     During the period from February 29, 1996 to April 30, 1997, the aggregate amount of funds used by Oakes, Fitzwilliams & Co Limited to purchase securities of the Issuer was $5,048,717.66, and all such securities were purchased using funds from working capital and proceeds of the sale of securities of the Issuer.


(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement
     --------------------------------------------------------
     Scheme No. Two
     --------------


     During the period from February 29, 1996 to April 30, 1997, the amount of funds used by Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two to acquire securities of the Issuer was $129,760.00, and all such securities were purchased using funds from working capital and proceeds of the sale of securities of the Issuer.

(c)  Oaktree Productions N.V.
     ------------------------


     During the period from February 29, 1996 to April 30, 1997, Oaktree Productions N.V. did not purchase any securities of the Issuer.

CUSIP NO: 591142104

(d)  Purbrook Corporation
     --------------------


     During the period from February 29, 1996 to April 30, 1997, the amount of funds used by Purbrook Corporation to acquire securities of the Issuer was $129,760.00, and all such securities were purchased using funds from working capital and proceeds of the sale of securities of the Issuer.


(e)  Oakes, Fitzwilliams & Co S.A.
     -----------------------------


     During the period from February 29, 1996 to April 30, 1997, Oakes, Fitzwilliams & Co S.A. did not purchase any securities of the Issuer.


(f)  Oakes, Fitzwilliams & Co L.P.
     -----------------------------


     During the period from February 29, 1996 to April 30, 1997, Oakes, Fitzwilliams & Co L.P. did not purchase any securities of the Issuer.


(g)  Herbert Lee Oakes, Jr.
     ----------------------


     During the period from February 29, 1996 to April 30, 1997, Herbert Lee Oakes, Jr. did not purchase any securities of the Issuer.

CUSIP NO: 591142104

ITEM 4.   PURPOSE OF TRANSACTION


(a)  Oakes, Fitzwilliams & Co Limited
     --------------------------------


     Oakes, Fitzwilliams & Co Limited acquired the securities of the Issuer in connection with its market-making activities outside the U.S. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.


(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement
     --------------------------------------------------------
     Scheme No. Two
     --------------


     Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two acquired the securities of the Issuer for investment. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.


(c)  Oaktree Productions N.V.
     ------------------------


     Oaktree Productions N.V. did not acquire any securities of the Issuer during the period from February 29, 1996 to April 30, 1997.


(d)  Purbrook Corporation
     --------------------


     Purbrook Corporation acquired the securities of the Issuer for investment. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.

CUSIP NO: 591142104

(e)  Oakes, Fitzwilliams & Co S.A.
     -----------------------------


     Oakes, Fitzwilliams & Co S.A. acquired the securities of the Issuer for investment. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.


(f)  Oakes, Fitzwilliams & Co L.P.
     -----------------------------


     Oakes, Fitzwilliams & Co L.P. did not acquire any securities of the Issuer during the period from February 29, 1996 to April 30, 1997.


(g)  Herbert Lee Oakes, Jr.
     ----------------------


     Herbert Lee Oakes, Jr. did not acquire any securities of the Issuer during the period from February 29, 1996 to April 30, 1997.



ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER


     For the purposes of the disclosure in this Item 5, the following abbreviations are used in Schedule 1 attached hereto and incorporated herein:


     OFCO - Oakes, Fitzwilliams & Co. Limited

     OFSA - Oakes, Fitzwilliams & Co. S.A.

     PURB - Purbrook Corporation

     OFCP - Oakes, Fitzwilliams Executive Death Benefit & Retirement
               Scheme No. Two

CUSIP NO: 591142104

     OAKT - Oaktree Productions N.A.


     A list of the transactions in shares in common stock of the Issuer and warrants to purchase shares of common stock of the Issuer during the period from February 29, 1996 to April 30, 1997 is set out on Schedule 1 attached hereto and incorporated herein.

     Transactions on Schedule 1 numbered 17, 18, 41, 42, 179 and 180 were exercises of warrants to purchase shares of the Common Stock of the Issuer. Transactions on Schedule 1 numbered 1-5, 7-9, 15, 16, 19, 21-25, 27, 28, 32-34, 40, 43-47, 49, 50, 53, 57, 61-63, 66-68, 70, 72, 74-79, 81, 82, 84,
     86-89, 92-94, 96-100, 102, 103, 106, 108-116, 120-122, 125-127, 129, 134,
     135, 139, 141-153, 155-157, 159-161, 163, 164, 167, 168, 170-175, 177, 178,
     181-183, 185, 188-193, 195, 196, 199-206, 208, 210-215, 217-218, 221, 223,
     226, 227, 229, 231, 233, 235-257, 260, 262, 264, 265, 268, 270-273, 275,
     278-286, 289, 290, 292, 294, 295, 297-300, 302-304, 306, 209-311, 314-318,
     320-323, 325, 326, 332, and 333 were transactions with market makers in the United States. All other transactions on Schedule 1 were private transactions outside the United States.

     A summary of the positions of each of the reporting persons is set out below.

(a)  Oakes, Fitzwilliams & Co Limited
     --------------------------------


     On February 29, 1996, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams & Co Limited was short 3,000 shares.

     On February 29, 1996, Oakes, Fitzwilliams & Co Limited held warrants to purchase 117,000 shares (0.4%) of the Common Stock of the Issuer.

     On April 30, 1997, Oakes, Fitzwilliams & Co Limited did not own any Common Stock of the Issuer

     On April 30, 1997, Oakes, Fitzwilliams & Co Limited held warrants to purchase 108,500 warrants (0.35%) of the Common Stock of the Issuer.

CUSIP NO: 591142104

     On April 30, 1997, Oakes, Fitzwilliams & Co Limited:

     (i) had sole power to vote and sole power to dispose of nil shares (0.0%) of the Common Stock of the Issuer

     (ii) had sole power to dispose of warrants to purchase 108,500 shares (0.35%) of the Common Stock of the Issuer; and

     (iii) would have, upon exercise of the warrants in full, sole power to vote and sole power to dispose of a net 108,500 shares (0.35%) of the Common Stock of the Issuer.


(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement
     --------------------------------------------------------
     Scheme No. Two
     --------------


     On February 29, 1996, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two was 25,000 shares (0.1%).

     On February 29, 1996, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two held warrants to purchase 75,000 shares (0.3%) of the Common Stock of the Issuer.

     On April 30, 1997, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two was 25,000 shares (0.08%).

     On April 30, 1997, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two held warrants to purchase 75,000 warrants (0.24%) of the Common Stock of the Issuer.

     On April 30, 1997, Oakes, Fitzwilliams & Co Limited:

     (i) had sole power to vote and sole power to dispose of 25,000 shares (0.08%) of the Common Stock of the Issuer

     (ii) had sole power to dispose of warrants to purchase 75,000 shares (0.24%) of the Common Stock of the Issuer; and

CUSIP NO: 591142104

     (iii) would have, upon exercise of the warrants in full, sole power to vote and sole power to dispose of a net 100,000 shares (0.32%) of the Common Stock of the Issuer.


(c)  Oaktree Productions N.V.
     ------------------------


     On February 29, 1996, Oaktree Productions N.V. held nil shares of the Common Stock of the Issuer.

     On February 29, 1996, Oaktree Productions N.V. held nil warrants to purchase shares of the Common Stock of the Issuer.

     On April 30, 1997, Oaktree Productions N.V. held nil shares of the Common Stock of the Issuer.

     On April 30, 1997, Oaktree Productions N.V. held nil warrants to purchase shares of the Common Stock of the Issuer.

     On April 30, 1997, Oaktree Productions N.V. had sole power to vote and sole power to dispose of nil shares and nil warrants to purchase shares (0.0%) of the Common Stock of the Issuer


(d)  Purbrook Corporation
     --------------------


     On February 29, 1996, the aggregate number of shares of the Common Stock of the Issuer owned by Purbrook Corporation was 125,956 shares (0.4%).

     On February 29, 1996, Purbrook Corporation held warrants to purchase 680,000 shares (2.4%) of the Common Stock of the Issuer.

     On April 30, 1997, Purbrook Corporation held nil shares of the Common Stock of the Issuer.

     On April 30, 1997, Purbrook Corporation held warrants to purchase 680,000 warrants (2.18%) of the Common Stock of the Issuer.

CUSIP NO: 591142104

     On April 30, 1997, Purbrook Corporation:

     (i) had sole power to vote and sole power to dispose of nil shares (0.0%) of the Common Stock of the Issuer

     (ii) had sole power to dispose of warrants to purchase 680,000 shares (2.18%) of the Common Stock of the Issuer; and

     (iii) would have, upon exercise of the warrants in full, sole power to vote and sole power to dispose of a net 680,000 shares (2.18%) of the Common Stock of the Issuer.


(e)  Oakes, Fitzwilliams & Co S.A.
     -----------------------------


     On February 29, 1996, Oakes, Fitzwilliams & Co S.A. held nil shares of the Common Stock of the Issuer.

     On February 29, 1996 Oakes, Fitzwilliams & Co S.A. acquired warrants expiring on February 28, 2001 to purchase 260,000 units at purchase price of $4.40 per unit, each unit comprising one share of the Common Stock of the Issuer and one warrant to subscribe for one additional share of the Common Stock of the Issuer (at an exercise price of $5.00 per share), as part of its compensation as placement agrent in a Regulation S offering. Reference to this warrant was made in Amendment No.1 to the Statement dated February 29, 1996, but, in error, they were not included in the calculations.

     On February 29, 1996 the correct number of warrants to purchase shares of the Common Stock of the Issuer was 1,182,135 (3.9%).

     On April 30, 1997, Oakes, Fitzwilliams & Co S.A. held nil shares of the Common Stock of the Issuer.

     On April 30, 1997, Oakes, Fitzwilliams & Co S.A. held warrants to purchase 1,182,135 warrants (3.79%) of the Common Stock of the Issuer.

CUSIP NO: 591142104

     On April 30, 1997, Oakes, Fitzwilliams & Co S.A.:

     (i) had sole power to vote and sole power to dispose of nil shares (0.0%) of the Common Stock of the Issuer

     (ii) had sole power to dispose of warrants to purchase 1,182,135 shares (3.79%) of the Common Stock of the Issuer; and

     (iii) would have, upon exercise of the warrants in full, sole power to vote and sole power to dispose of a net 1,182,135 shares (3.79%) of the Common Stock of the Issuer.


(f)  Oakes, Fitzwilliams & Co L.P.
     -----------------------------


     On February 29, 1996, Oakes, Fitzwilliams & Co L.P. held nil shares of the Common Stock of the Issuer.

     On February 29, 1996, Oakes, Fitzwilliams & Co L.P. held nil warrants to purchase shares of the Common Stock of the Issuer.

     On April 30, 1997, Oakes, Fitzwilliams & Co L.P. held nil shares of the Common Stock of the Issuer.

     On April 30, 1997, Oakes, Fitzwilliams & Co L.P. held nil warrants to purchase shares of the Common Stock of the Issuer.

     On April 30, 1997, Oakes, Fitzwilliams & Co L.P. had sole power to vote and sole power to dispose of nil shares and nil warrants to purchase shares (0.0%) of the Common Stock of the Issuer


(g)  Herbert Lee Oakes, Jr.
     ----------------------


     On February 29, 1996, Herbert Lee Oakes, Jr. held directly nil shares (0.0%) of the Common Stock of the Issuer.

CUSIP NO: 591142104

     On February 29, 1996, Herbert Lee Oakes, Jr. held directly nil warrants to purchase shares (0.0%) of the Common Stock of the Issuer. During the period from February 29, 1996, to April 30, 1997, Herbert Lee Oakes, Jr. did not make any transactions in the securities of the Issuer.

     On April 30, 1997, Herbert Lee Oakes, Jr. had sole power to vote and sole power to dispose of nil shares and nil warrants to purchase shares (0.0%) of the Common Stock of the Issuer.


(h)  As a Group
     ----------


     On February 29, 1996 the aggregate number of shares of the Common Stock of the Issuer held (i) by the entities described in paragraphs (a) through (f) above but which Herbert Lee Oakes, Jr. was deemed to beneficially own within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (g) above, totalled 2,199,091 shares (7.3%), which number includes the 2,051,135 shares (6.8%) of the Common Stock of the Issuer obtainable upon the exercise in full of all of the warrants held by Oakes, Fitzwilliams & Co Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two, Purbrook Corporation and Oakes, Fitzwilliams & Co S.A. as described above. This aggregate number of shares was incorrectly stated on Amendment No.1 dated February 29, 1996 as 1,679,091 shares (6.0%).

     On April 30, 1997, the aggregate number of shares of the Common Stock of the Issuer held (i) by the entities described in paragraphs (a) through (f) above but which Herbert Lee Oakes, Jr. was deemed to beneficially own within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (g) above, totalled 2,070,635 shares (6.64%), which number includes the 2,045,635 shares (6.56%) of the Common Stock of the Issuer obtainable upon the exercise in full of all of the warrants held by Oakes, Fitzwilliams & Co Limited, Oakes, Fitzwilliams Executive

CUSIP NO: 591142104


     Death Benefit & Retirement Scheme No. Two, Purbrook Corporation and Oakes, Fitzwilliams & Co S.A. as described above.

     On April 30, 1997, the aggregate number of shares of the Common Stock and warrants to purchase shares of Common Stock of the Issuer (i) by the entities described in paragraphs (a) through (f) above but which Herbert Lee Oakes, Jr. was deemed to have sole power to vote and sole power to dispose of within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (g) above was as follows:

     (i) sole power to vote and sole power to dispose of a net amount of 25,000 shares (0.08%) of the Common Stock of the Issuer;

     (ii) sole power to dispose of warrants to purchase a total of 2,045,635 shares (6.56%) of the Common Stock of the Issuer; and

     (iii) upon exercise of all of the warrants in full for a total of 2,045,635 shares (6.56%) of the Common Stock of the Issuer, sole power to vote and sole power to dispose of 2,070,635 shares (6.64%) of the Common Stock of the Issuer.

     The aggregate numbers of shares of the Common Stock of the Issuer shown in this Item 5 as held as a group is in all cases the net number resulting from the addition of the number of shares of the Common Stock of the Issuer held for investment and the number of shares of the Common Stock of the Issuer held for market-making purposes by the various entities and individual comprising the group.


ITEM 6.   CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR
     RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER


     Herbert Lee Oakes, Jr. is the controlling shareholder of Oakes, Fitzwilliams & Co. Limited

CUSIP NO: 591142104

     Herbert Lee Oakes, Jr. is the sole beneficiary of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two.

     Herbert Lee Oakes, Jr. and Oakes, Fitzwilliams & Co S.A. are the sole shareholders of Oakes, Fitzwilliams & Co. Inc., the General Partner of Oakes, Fitzwilliams & Co., L.P.

     Sheila Oakes, the wife of Herbert Lee Oakes, Jr., is the indirect controlling shareholder of Oaktree Productions N.V.

     Sheila Oakes, the wife of Herbert Lee Oakes, Jr., is the indirect controlling shareholder of Purbrook Corporation.

     Sheila Oakes, the wife of Herbert Lee Oakes, Jr., is the indirect controlling shareholder of Oakes, Fitzwilliams & Co S.A.

     For purposes of Rule 13d-3, Herbert Lee Oakes, Jr is deemed to be the beneficial owner of, to have the right to vote or to direct the vote of, and to have the right to dispose or to direct the disposition of, all of the securities of the Issuer which are described in Item 5 above and are owned by Oakes, Fitzwilliams & Co Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two, Oaktree Productions N.V., Oakes, Fitzwilliams & Co., L.P., Purbrook Corporation and Oakes, Fitzwilliams & Co. S.A.

     Herbert Lee Oakes, Jr. disclaims beneficial ownership of all of the securities of the Issuer reported in this Statement.


ITEM 7.   MATERIAL TO BE FILED AS EXHIBITS


     See Exhibit A - Joint Filing Agreement. The original copy of the Joint Filing Agreement among Oakes, Fitzwilliams & Co Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two, Oaktree Productions N.V., Purbrook Corporation, Oakes, Fitzwilliams & Co. S.A., Oakes, Fitzwilliams & Co., L.P. and Herbert Lee Oakes, Jr. is attached to this Statement as Exhibit A.

CUSIP NO: 591142104

SIGNATURE


     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


     Dated:  ............................    ..............................
                                             Herbert Lee Oakes, Jr.

CUSIP NO: 591142104

                      EXHIBIT A - JOINT FILING AGREEMENT


     The undersigned hereby agree that Amendment No.2 to the Statement on
     Schedule 13D with respect to the shares of Common Stock, par value $0.10 per share, of Metalclad Corporation is, and any further amendments thereto executed on behalf of each of us by Herbert Lee Oakes, Jr. shall be, filed on behalf of each of us by Herbert Lee Oakes, Jr. pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934 as amended.

     This Agreement may be executed in separate counterparts by each of the undersigned, each of which counterparts shall be an original but all of which, taken together, shall constitute but one and the same instrument. It shall not be necessary that each of the undersigned sign any one counterpart.


Dated:  May, 1997             Oakes, Fitzwilliams & Co. Limited


                                   By:     ............................

                                   Name:   ............................

                                   Title:  ............................

CUSIP NO: 591142104

Dated:  May, 1997             Oakes, Fitzwilliams Executive Death
                         Benefit & Retirement Scheme No. Two


                                   By:          .......................

                                   Name:        .......................

                                   Title:  ............................


Dated:  May, 1997             Oaktree Productions N.V.


                                   By:          .......................

                                   Name:        .......................

                                   Title:  ............................


Dated:  May, 1997             Purbrook Corporation


                                   By:          .......................

                                   Name:        .......................

                                   Title:  ............................

CUSIP NO: 591142104

Dated:  May, 1997             Oakes, Fitzwilliams & Co S.A.


                                   By:          .......................

                                   Name:        .......................

                                   Title:  ............................

Dated:  May, 1997             Oakes, Fitzwilliams & Co., L.P.
                                   By:  Oakes, Fitzwilliams & Co. Inc.
                                             Its General Partner


                                   By:          .......................

                                   Name:        .......................

                                   Title:  ............................


Dated:  May, 1997             Herbert Lee Oakes, Jr.


                                   .................................

                           SCHEDULE 1

CUSIP NO: 591142104                              PAGE    OF    PAGES

                                  GROUP         GROUP
                                  MEMBER        MEMBER          NO. OF            NO. OF
 ITEM              DATE           BUYER         SELLER          SHARES           WARRANTS        PRICE
 ----              ----           -----         ------          ------           --------       -----
   1              1/3/96                         OFCO             5,500                          5.625
   2              4/3/96           OFCO                           5,000                          6.188
   3              4/3/96                         OFCO             5,000                          6.375
   4              6/3/96                         OFCO             3,000                          5.750
   5              6/3/96                         OFCO            10,000                          5.625
   6              6/3/96           OFCO                           3,000                          5.750
   7              6/3/96                         OFCO             3,600                          5.625
   8              6/3/96                         OFCO            12,400                          5.625
   9              7/3/96                         OFCO            10,000                          5.975
  10              8/3/96           OFCO                           8,000                          5.700
  11              8/3/96           OFCO                           3,000                          5.700
  12              8/3/96           OFCO                           4,000                          5.700
  13              8/3/96           OFCO                           4,000                          5.700
  14              8/3/96           OFCO                          50,000                          5.700
  15              8/3/96                         OFCO             5,000                          5.750
  16              8/3/96                         OFCO            10,000                          5.875
  17              8/3/96                         OFCO                            8,500           0.000
  18              8/3/96           OFCO                           8,500                          1.510
  19              8/3/96                         OFCO            14,000                          5.817
  20             11/3/96           OFCO                          25,000                          6.000
  21             11/3/96                         OFCO            19,000                          6.125
  22             11/3/96                         OFCO            15,000                          5.646
  23             11/3/96           OFCO                           5,000                          5.375
  24             12/3/96                         OFCO             8,000                          6.063
  25             12/3/96                         OFCO             5,000                          6.188
  26             13/3/96           OFCO                                          1,700           4.625
  27             13/3/96           OFCO                           6,000                          6.224
  28             13/3/96                         OFCO            30,000                          6.137
  29             13/3/96           OFCO                          17,500                          6.117
  30             13/3/96           OFCO                          17,500                          6.117
  31             15/3/96           OFCO                           4,000                          5.563
  32             18/3/96           OFCO                           2,500                          5.390
  33             18/3/96                         OFCO             3,700                          5.688
  34             19/3/96                         OFCO            50,000                          5.190
  35             19/3/96           OFCO          OFCP            25,000                          5.190
  36             19/3/96           PURB          OFCO            25,000                          5.190
  37             19/3/96           OFCO          PURB            25,000                          5.190
  38             19/3/96           OFCP          OFCO            25,000                          5.190

                           SCHEDULE 1

CUSIP NO: 591142104                              PAGE    OF    PAGES

                                  GROUP         GROUP
                                  MEMBER        MEMBER             NO. OF          NO. OF
 ITEM            DATE             BUYER         SELLER             SHARES         WARRANTS       PRICE
 ----            ----             ----          ------             ------         --------      ------
  39             19/3/96           OFCO          PURB               50,000                       5.190
  40             19/3/96                         OFCO                2,000                       5.000
  41             19/3/96                         OFCO                              1,700         0.000
  42             19/3/96           OFCO                              1,700                       1.510
  43             26/3/96                         OFCO                5,500                       4.733
  44             27/3/96                         OFCO               15,000                       4.817
  45             28/3/96                         OFCO                7,000                       4.750
  46             29/3/96                         OFCO                8,000                       4.617
  47              3/4/96                         OFCO               17,500                       4.696
  48              4/4/96           OFCO                             52,500                       4.714
  49              4/4/96                         OFCO               23,000                       4.982
  50              8/4/96                         OFCO               10,000                       4.563
  51              8/4/96           OFCO                             10,000                       4.982
  52              8/4/96           OFCO                             10,000                       4.982
  53              9/4/96                         OFCO                3,000                       4.563
  54              9/4/96           OFCO                              5,000                       4.500
  55              9/4/96           OFCO                              6,000                       4.500
  56              9/4/96           OFCO                              5,000                       4.500
  57             10/4/96           OFCO                              3,000                       4.375
  58             10/4/96                         OFCO                             54,000         1.250
  59             10/4/96           OFCO                                           45,000         1.240
  60             10/4/96           OFCO                                            9,000         1.240
  61             11/4/96                         OFCO               15,000                       4.333
  62             11/4/96                         OFCO                5,000                       4.500
  63             11/4/96                         OFCO               11,500                       4.412
  64             11/4/96           OFCO                             28,500                       4.360
  65             12/4/96           OFCO                              9,000                       4.500
  66             12/4/96                         OFCO                9,000                       4.500
  67             16/4/96           OFCO                              5,000                       3.688
  68             16/4/96                         OFCO                5,000                       3.838
  69             16/4/96                         OFCO               10,000                       3.625
  70             16/4/96           OFCO                             10,000                       3.625
  71             16/4/96           OFCO                             10,000                       3.914
  72             16/4/96                         OFCO               10,000                       3.914
  73             16/4/96           OFCO                              2,500                       4.000
  74             16/4/96                         OFCO                2,500                       4.031
  75             18/4/96           OFCO                             25,000                       3.643

                           SCHEDULE 1

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
                                  GROUP         GROUP
                                  MEMBER        MEMBER             NO. OF          NO. OF
ITEM               DATE           BUYER         SELLER             SHARES         WARRANTS        PRICE
----               ----           -----         ------             ------         --------        -----
  76             19/4/96                         OFCO                1,000                        3.938
  77             19/4/96                         OFCO               24,000                        3.875
  78             22/4/96           OFCO                             15,000                        3.958
  79             23/4/96           OFCO                              5,000                        3.813
  80             24/4/96           OFCO                             12,000                        3.688
  81              1/5/96           OFCO                             10,000                        3.563
  82              1/5/96           OFCO                             20,000                        3.539
  83              1/5/96                         OFCO               30,000                        3.560
  84              2/5/96           OFCO                              3,000                        3.563
  85             10/5/96           OFCO                              5,000                        3.500
  86             10/5/96                         OFCO                5,000                        3.500
  87             13/5/96           OFCO                             50,000                        2.981
  88             13/5/96           OFCO                             15,000                        3.000
  89             13/5/96           OFCO                             10,000                        3.000
  90             13/5/96                         OFCO               10,000                        2.981
  91             13/5/96                         OFCO               50,000                        3.000
  92             15/5/96           OFCO                              5,000                        2.875
  93             15/5/96           OFCO                              5,000                        3.000
  94             17/5/96                         OFCO               25,000                        3.500
  95             17/5/96           OFCO                             10,000                        3.438
  96             17/5/96                         OFCO               10,000                        3.438
  97             21/5/96           OFCO                              5,000                        3.438
  98             22/5/96           OFCO                              5,000                        3.375
  99             23/5/96           OFCO                              9,000                        3.153
  100            28/5/96           OFCO                              5,000                        3.250
  101            29/5/96           OFCO                             21,000                        3.200
  102            29/5/96                         OFCO               18,500                        3.218
  103            29/5/96                         OFCO                2,500                        3.219
  104            31/5/96           OFCO                                           5,000           0.500
  105            31/5/96                         OFCO                             5,000           0.550
  106            31/5/96                         OFCO               20,000                        3.163
  107            31/5/96           OFCO                              5,000                        3.000
  108             4/6/96                         OFCO               21,500                        3.367
  109             6/6/96           OFCO                              5,000                        3.563
  110             6/6/96                         OFCO               10,000                        3.688
  111             6/6/96                         OFCO                2,500                        3.750
  112            10/6/96           OFCO                              4,500                        3.340

                           SCHEDULE 1

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
                                  GROUP         GROUP
                                  MEMBER        MEMBER         NO. OF          NO. OF
ITEM               DATE           BUYER         SELLER         SHARES         WARRANTS         PRICE
----               ----           -----         ------         ------         --------         -----
  113            11/6/96                         OFCO           4,100                          3.337
  114            11/6/96           OFCO                        10,000                          3.406
  115            11/6/96                         OFCO           5,900                          3.391
  116            11/6/96                         OFCO           4,500                          3.391
  117            11/6/96           OFCO                        10,000                          3.362
  118            12/6/96                         OFCO          15,000                          3.500
  119            12/6/96                         OFCO           5,000                          3.500
  120            12/6/96           OFCO                        28,500                          3.489
  121            12/6/96                         OFCO           1,000                          3.563
  122            12/6/96           OFCO                         5,000                          3.438
  123            11/6/96                         OFCO                          10,000          0.500
  124            11/6/96           OFCO                                        10,000          0.500
  125            14/6/96           OFCO                         5,000                          3.438
  126            14/6/96           OFCO                         5,000                          3.438
  127            14/6/96           OFCO                        10,000                          3.438
  128            14/6/96                         OFCO          20,000                          3.438
  129            18/6/96           OFCO                        10,000                          3.031
  130            18/6/96                         OFCO           5,000                          3.031
  131            18/6/96                         OFCO           5,000                          3.031
  132            18/6/96           OFCO                         1,250                          3.188
  133            18/6/96           OFCO                         1,250                          3.188
  134            18/6/96                         OFCO           2,500                          3.188
  135            19/6/96           OFCO                         5,000                          2.938
  136            19/6/96                         OFCO           5,000                          2.938
  137            25/6/96           OFCO                         3,750                          3.373
  138            25/6/96           OFCO                         3,750                          3.373
  139            25/6/96                         OFCO           7,500                          3.388
  140            25/6/96           OFCO                         2,000                          3.562
  141            25/6/96                         OFCO           2,000                          3.563
  142             2/7/96           OFCO                        28,000                          3.063
  143             2/7/96                         OFCO          10,000                          3.125
  144             2/7/96                         OFCO           5,000                          3.125
  145             2/7/96                         OFCO           2,200                          3.125
  146             3/7/96                         OFCO          10,000                          3.125
  147             8/7/96                         OFCO           8,300                          3.188
  148             9/7/96                         OFCO           5,000                          3.438
  149            15/7/96           OFCO                         2,000                          2.875

                           SCHEDULE 1

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
                                   GROUP         GROUP
                                   MEMBER        MEMBER           NO. OF          NO. OF
ITEM              DATE             BUYER         SELLER           SHARES         WARRANTS      PRICE
----              ----             -----         ------           ------         --------      -----
  150            15/7/96                         OFCO             2,000                        3.000
  151            15/7/96                         OFCO             2,000                        2.875
  152            17/7/96                         OFCO            16,200                        3.044
  153            17/7/96                         OFCO            15,000                        3.000
  154            17/7/96           OFCO                          35,000                        3.000
  155            18/7/96                         OFCO             2,500                        3.063
  156            18/7/96                         OFCO            10,000                        3.000
  157            18/7/96                         OFCO             5,000                        3.063
  158            18/7/96           OFCO                          17,500                        3.012
  159            19/7/96                         OFCO            15,000                        3.108
  160            19/7/96                         OFCO            30,000                        3.063
  161            19/7/96                         OFCO             5,000                        3.031
  162            19/7/96           OFCO                          50,000                        3.050
  163            22/7/96                         OFCO             1,000                        3.063
  164            22/7/96                         OFCO             2,500                        3.063
  165            22/7/96           OFCO                           3,500                        3.050
  166            26/7/96           OFCO                                          10,000        1.375
  167             6/8/96           OFCO                           5,000                        2.750
  168             7/8/96                         OFCO             5,000                        2.938
  169             8/8/96           OFCO                          50,000                        3.245
  170             8/8/96                         OFCO            31,000                        3.312
  171             8/8/96                         OFCO            10,000                        3.125
  172             8/8/96                         OFCO            10,000                        3.313
  173             8/8/96                         OFCO             5,000                        3.250
  174             8/8/96                         OFCO             5,000                        3.375
  175             9/8/96                         OFCO             9,900                        3.407
  176             9/8/96           OFCO                          15,000                        3.260
  177             9/8/96                         OFCO            15,000                        3.292
  178            20/8/96           OFCO                           1,000                        3.000
  179            20/8/96           OFCO                          10,000                        1.510
  180            20/8/96                         OFCO                            10,000        0.000
  181            21/8/96           OFCO                           2,000                        3.000
  182            21/8/96                         OFCO             3,000                        3.125
  183            23/8/96                         OFCO            20,000                        3.375
  184            23/8/96           OFCO                          20,000                        3.350
  185            28/8/96                         OFCO             5,000                        3.375
  186            28/8/96           OFCO                           5,000                        3.340

                           SCHEDULE 1

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
                                    GROUP         GROUP
                                    MEMBER        MEMBER         NO. OF          NO. OF
ITEM             DATE               BUYER         SELLER         SHARES         WARRANTS        PRICE
----             ----               -----         ------         ------         --------        -----
  187             6/9/96           OFCO                           2,500                         2.875
  188            12/9/96           OFCO                           5,000                         2.781
  189            12/9/96           OFCO                           7,500                         2.667
  190            16/9/96           OFCO                           5,000                         2.438
  191            17/9/96           OFCO                           5,000                         2.281
  192            18/9/96           OFCO                           3,500                         2.375
  193            19/9/96                         OFCO             5,000                         2.625
  194            26/9/96           OFCO                          10,000                         2.500
  195            26/9/96                         OFCO            10,000                         2.500
  196            27/9/96                         OFCO             9,000                         2.375
  197            27/9/96           OFCO                           4,000                         2.375
  198            27/9/96           OFCO                           7,000                         2.375
  199            2/10/96           OFCO                           2,500                         2.188
  200            4/10/96                         OFCO             2,500                         2.688
  201            7/10/96           OFCO                           4,500                         2.625
  202            7/10/96                         OFCO             2,000                         2.813
  203            9/10/96           OFCO                           2,000                         2.453
  204            9/10/96           OFCO                           1,500                         2.250
  205           18/10/96           OFCO                           6,500                         1.856
  206           18/10/96           OFCO                           5,000                         1.875
  207           18/10/96                         OFCO            10,000                         1.884
  208           21/10/96                         OFCO            10,000                         2.106
  209           21/10/96           OFCO                          10,000                         2.090
  210           23/10/96           OFCO                           2,000                         2.000
  211           23/10/96                         OFCO             3,500                         2.063
  212           30/10/96                         OFCO             3,000                         1.875
  213           30/10/96                                          3,000                         1.938
  214           12/11/96           OFCO                           2,000                         1.875
  215           13/11/96                         OFCO             2,000                         1.906
  216           19/11/96           OFCO                           5,000                         1.660
  217           19/11/96                         OFCO             5,000                         1.660
  218           20/11/96           OFCO                           5,000                         1.531
  219           20/11/96                         OFCO             5,000                         1.531
  220           20/11/96           OFCO                           2,000                         2.563
  221           21/11/96           OFCO                          10,000                         1.500
  222           21/11/96                         OFCO            10,000                         1.500
  223            4/12/96                         OFCO             4,000                         1.938

                           SCHEDULE 1

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
                          GROUP     GROUP
                          MEMBER    MEMBER    NO. OF    NO. OF
 ITEM           DATE      BUYER     SELLER    SHARES   WARRANTS   PRICE
 ----           ----      -----     ------    ------   --------   -----
  224        4/12/96      OFCO                4,000               1.813
  225        5/12/96                OFCO      4,000               1.938
  226        5/12/96      OFCO                4,000               1.813
  227        5/12/96                OFCO      1,000               1.813
  228        5/12/96      OFCO                1,000               1.813
  229        9/12/96                OFCO      3,000               1.563
  230        9/12/96      OFCO                3,000               1.563
  231       10/12/96                OFCO      5,000               1.563
  232       10/12/96      OFCO                5,000               1.548
  233       12/12/96                OFCO     10,000               1.594
  234       12/12/96      OFCO                5,000               1.594
  235       16/12/96      OFCO                5,000               1.375
  236       17/12/96      OFCO                5,000               1.500
  237       17/12/96                OFCO      5,000               1.563
  238       18/12/96                OFCO      2,500               1.625
  239       27/12/96      OFCO                5,000               1.375
  240         2/1/97                OFCO      2,500               1.813
  241         3/1/97                OFCO      5,000               1.906
  242         8/1/97                OFCO      2,500               2.220
  243         9/1/97                OFCO      7,500               2.750
  244         9/1/97      OFCO                5,000               2.688
  245        10/1/97                OFCO      5,000               2.813
  246        13/1/97      OFCO                5,000               2.625
  247        14/1/97      OFCO                2,500               2.438
  248        15/1/97      OFCO                2,500               2.250
  249        16/1/97      OFCO                2,500               2.000
  250        16/1/97                OFCO      2,500               2.000
  251        22/1/97      OFCO                2,500               2.250
  252        22/1/97                OFCO      2,500               2.375
  253        27/1/97                OFCO      4,500               2.340
  254        27/1/97      OFCO                1,000               2.250
  255        29/1/97      OFCO                3,500               2.080
  256         3/2/97      OFCO                5,000               2.000
  257         6/2/97      OFCO                8,300               1.801
  258         6/2/97                OFCO      2,500               1.815
  259         6/2/97                OFCO      2,500               1.815
  260         7/2/97      OFCO                2,500               1.750

                           SCHEDULE 1

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
                           GROUP     GROUP
                          MEMBER    MEMBER    NO. OF    NO. OF
  ITEM         DATE       BUYER     SELLER    SHARES   WARRANTS   PRICE
  ----         ----       -----     ------    ------   --------   -----
  261        12/2/97      OFCO                14,000              1.625
  262        12/2/97                OFCO      14,000              1.625
  263        13/2/97      OFCO                 6,000              1.629
  264        13/2/97                OFCO      10,000              1.625
  265        13/2/97                OFCO       1,000              1.688
  266        13/2/97      OFCO                 2,500              1.629
  267        13/2/97      OFCO                 2,500              1.629
  268        14/2/97                OFCO      10,000              1.594
  269        14/2/97      OFCO                10,000              1.579
  270        18/2/97                OFCO       5,000              1.563
  271        18/2/97                OFCO       5,000              1.531
  272        18/2/97                OFCO       3,000              1.625
  273        19/2/97                OFCO       5,000              1.563
  274        19/2/97      OFCO                 5,000              1.547
  275        21/2/97                OFCO      25,000              1.481
  276        21/2/97      OFCO                 9,000              1.481
  277        21/2/97      OFCO                20,000              1.481
  278        24/2/97                OFCO      10,000              1.500
  279        24/2/97                OFCO      10,000              1.500
  280        24/2/97                OFCO       5,000              1.438
  281        25/2/97                OFCO       1,000              1.438
  282        25/2/97                OFCO      15,000              1.438
  283        25/2/97      OFCO                16,000              1.438
  284        26/2/97                OFCO      17,000              1.279
  285        26/2/97                OFCO      20,000              1.250
  286        26/2/97                OFCO      10,000              1.250
  287        26/2/97      OFCO                35,000              1.246
  288        26/2/97      OFCO                12,000              1.246
  289        27/2/97                OFCO       5,500              1.438
  290        27/2/97                OFCO       5,000              1.375
  291        27/2/97      OFCO                10,500              1.400
  292        28/2/97                OFCO       5,000              1.375
  293         3/3/97      OFCO                25,000              1.320
  294         3/3/97                OFCO      20,000              1.344
  295         3/3/97                OFCO      15,000              1.313
  296         4/3/97      OFCO                37,500              1.480
  297         4/3/97                OFCO      20,000              1.469

                           SCHEDULE 1

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
                          GROUP     GROUP
                          MEMBER    MEMBER    NO. OF    NO. OF
 ITEM           DATE      BUYER     SELLER    SHARES   WARRANTS   PRICE
 ----           ----      -----     ------    ------   --------   ----
  298         4/3/97                OFCO      10,000              1.500
  299         4/3/97                OFCO       7,500              1.500
  300         6/3/97                OFCO         500              1.500
  301         7/3/97      OFCO      PURB      10,300              1.520
  302         7/3/97                OFCO       5,000              1.500
  303         7/3/97                OFCO       5,000              1.563
  304        10/3/97                OFCO       5,000              1.500
  305        10/3/97      OFCO      PURB       5,000              1.500
  306        12/3/97                OFCO       5,000              1.500
  307        12/3/97      OFCO      PURB       5,000              1.485
  308        13/3/97      OFCO      PURB      15,000              1.505
  309        13/3/97                OFCO      10,000              1.500
  310        13/3/97                OFCO       5,000              1.531
  311        14/3/97                OFCO      10,500              1.532
  312        14/3/97      OFCO      PURB      10,500              1.517
  313        17/3/97      OFCO      PURB      30,156              1.517
  314        17/3/97                OFCO      10,000              1.500
  315        17/3/97                OFCO       5,156              1.594
  316        17/3/97                OFCO      15,000              1.563
  317        19/3/97                OFCO       7,500              1.392
  318        19/3/97                OFCO      20,000              1.375
  319        19/3/97      OFCO                40,000              1.370
  320        19/3/97                OFCO      10,000              1.375
  321        19/3/97                OFCO       5,000              1.438
  322        20/3/97                OFCO      20,000              1.438
  323        20/3/97                OFCO       3,000              1.469
  324        20/3/97      OFCO                25,500              1.432
  325        25/3/97                OFCO      11,000              1.375
  326        25/3/97                OFCO      10,000              1.250
  327        25/3/97      OFCO                21,000              1.315
  328         1/4/97      OFCO                10,000              1.250
  329         1/4/97      OFCO                45,000              1.250
  330         2/4/97                OFCO      10,000              1.250
  331         2/4/97                OFCO      45,000              1.250
  332        24/4/97                OFCO       8,000              1.063
  333        25/4/97                OFCO      10,000              1.000
  334        25/4/97      OFCO                18,000              1.028